[JOHN HANCOCK ANNUITIES LOGO]                           FOR USE IN NEW YORK ONLY
                                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                                        P.O. Box 9506, Portsmouth, NH 03802-9506
                  Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                         800-551-2078 www.jhannuitiesnewyork.com
                                                       Home Office: Valhalla, NY

                              Venture(R) 4 Series
                 VARIABLE ANNUITY APPLICATION (Revised on 5/11)
 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE
               AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

------------------------------------------------------------------------------------------------------------------------------------
1    ACCOUNT REGISTRATION AND FUNDING (complete A or B)

     A. NONQUALIFIED (minimum $5,000)
        REGISTRATION: [ ] Individual  [ ] Trust  [ ] Corporation  [ ] Other ________________________

     -------------------------------------------------------------------------------------------------------------------------------
     B. QUALIFIED (MINIMUM $2,000)
        REGISTRATION: [ ] Traditional IRA (Tax year _________) [ ] Roth IRA  (Tax year _________)  [ ] SEP IRA  [ ] SIMPLE IRA
                      [ ] Inherited/Beneficiary IRA (Optional  [ ] Individual 401(k)  [ ] Other
                          death benefits and living benefit
                          riders not permitted.)
     -------------------------------------------------------------------------------------------------------------------------------
        FUNDING:      DIRECT PAYMENT $________________         [ ] Check (Payable to John Hancock Life Insurance Company of New York
                      (Payment must accompany application if   [ ] Wire (Please see sales kit or jhannuitiesnewyork.com for wire
                      selected)                                    instructions)

        TRANSFER/EXCHANGE* $______________                     [ ] Direct Transfer  [ ] Rollover  [ ] 1035  [ ] Mutual Fund
        *Original transfer/exchange paperwork must accompany application. See forms booklet.

------------------------------------------------------------------------------------------------------------------------------------
2    OWNER (oldest)

     ___________________________________________________________________________  [ ] Male  [ ] Female  [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trust/Entity)

     ____________________________   ____________________________________________   _________________________________________________
     Date of Birth (mm/dd/yyyy)     Social Security/Tax Identification Number      EMAIL

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (Required if different from mailing or address is PO Box)   Client Brokerage Account Number

     -------------------------------------------------------------------------------------------------------------------------------
     CO-OWNER

     ___________________________________________________________________________  [ ] Male  [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)

     ____________________________   ____________________________________________   _________________________________________________
     Date of Birth (mm/dd/yyyy)     Social Security/Tax Identification Number      EMAIL

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

------------------------------------------------------------------------------------------------------------------------------------
3    ANNUITANT (if different from owner)

     ___________________________________________________________________________  [ ] Male  [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)

     ____________________________   ____________________________________________   _________________________________________________
     Date of Birth (mm/dd/yyyy)     Social Security/Tax Identification Number      EMAIL

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     -------------------------------------------------------------------------------------------------------------------------------
     CO-ANNUITANT (if different from co-owner)

     ___________________________________________________________________________  [ ] Male  [ ] Female
     Name (First, Middle, Last or Name of Trust/Entity)

     ____________________________   ____________________________________________   _________________________________________________
     Date of Birth (mm/dd/yyyy)     Social Security/Tax Identification Number      EMAIL

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

APPVENL11                            Page 1 of 5                     0511:70213

                        Venture(R) 4 Series Application

4    BENEFICIARIES

     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary. Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the owner. If you wish to restrict the death payment options for any of the beneficiaries listed below, please complete the Restricted Beneficiary Payout form located in our forms booklet or on www.jhannuitiesnewyork.com.

 THE PRIMAY BENEFICIARIES AND CONTINGENT BENEFICIARIES MUST EACH EQUAL 100% OF
                  PROCEEDS. PLEASE USE WHOLE PERCENTAGES ONLY.


                                        DATE         MALE                   STATE
          SOCIAL SECURITY/   % OF     OF BIRTH    FEMALE OR   RELATIONSHIP (where  BENEFICIARY
    NAME   TAX ID NUMBER   PROCEEDS (mm/dd/yyyy) TRUST/ENTITY   TO OWNER   living)    ROLE
--------------------------------------------------------------------------------------------------
1   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

2   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

3   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

4   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

5   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

6   First                                        [ ] Male                          [ ] Primary
                                                 [ ] Female                        [ ] Contingent
    Last                                         [ ] Trust/Entity

NOTE: TO NAME ADDITIONAL BENEFICIARIES, PLEASE USE THE SPACE IN SPECIAL INSTRUCTIONS (SECTION 8).

5    OPTIONAL RIDERS AND BENEFITS

 OPTIONAL BENEFIT RIDERS CANNOT BE CANCELLED ONCE ELECTED. CERTAIN RESTRICTIONS
                       APPLY; SEE PROSPECTUS FOR DETAILS.

LIVING BENEFIT RIDERS

The Living Benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy U.S. Treasury minimum distribution rules might result in a proportional reduction in the rider's benefit base or the inability to exercise the benefit altogether if such partial withdrawals are not qualifying Life Expectancy Distributions, as defined in the rider. If you plan to exercise the Living Benefit before or after your required minimum distribution beginning date under the contract, consider whether the Living Benefit is appropriate for your circumstances. You should consult your tax advisor.

The Living Benefit may be increased by additional payments you make (as limited by the rider) and decreased by partial withdrawals that are not taken according to the terms of the rider.

Payments you make may be allocated only to the investment options we make available with the Living Benefit rider. By electing the rider, you are giving us authority to make automatic transfers of your contract value according to the terms of the rider.

PLEASE CHOOSE ONLY ONE RIDER:

[ ] INCOME PLUS FOR LIFE  [ ] INCOME PLUS FOR LIFE-JOINT LIFE*

DEATH BENEFIT RIDER

[ ] ANNUAL STEP-UP DEATH BENEFIT

----------
* For nonqualified registrations (Section 1A), the spouse must be either the co-owner (Section 2) or sole primary beneficiary (Section 4). For qualified registrations (Section 1B), the spouse must be the sole primary beneficiary (Section 4).

APPVENL11                            Page 2 of 5                     0511:70213

                        Venture(R) 4 Series Application

6     A. INITIAL INVESTMENT OPTIONS

          INVESTMENT OPTIONS IF                       INVESTMENT OPTIONS IF
      NO LIVING BENEFIT IS ELECTED                  LIVING BENEFIT IS ELECTED
         Lifestyle Balanced(1,2)       ______%      Lifestyle Balanced PS(1,2)
       Lifestyle Conservative(1,2)     ______%    Lifestyle Conservative PS(1,2)
          Lifestyle Growth(1,2)        ______%       Lifestyle Growth PS(1,2)
         Lifestyle Moderate(1,2)       ______%      Lifestyle Moderate PS(1,2)
         Ultra Short Term Bond(2)      ______%      Ultra Short Term Bond PS(2)

            100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)

     DOLLAR COST AVERAGING (Section 6B must be completed if 6 or 12 month DCA is elected)

                            -------------------------                               -------------------------
     [ ] 6 Month DCA Fund --|-> 6 month DCA not     |  OR   [ ] 12 Month DCA Fund --|-> 12 month DCA not    |
         NO6MODCA03         |   currently available |            NO12MODCA03        |   currently available |
                            -------------------------                               -------------------------

     (1)  John Hancock Asset Management

     (2)  John Hancock Asset Management (North America)

     B. DOLLAR COST AVERAGING INSTRUCTIONS

     Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more of the portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

     START DATE   [ ] IMMEDIATE  OR    [ ] 30 DAYS FROM ISSUE  OR     [ ] ______* DAY OF MONTH (1-28)
                                           (DEFAULT IF NONE SELECTED)

          If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

          --------

          * If funds are received after the requested start date, transfers will begin on the requested day of the following month.

                                         --------------------------                             --------------------------
     SOURCE FUND  [ ] 6 MONTH DCA FUND --|--> 6 month DCA not     | OR  [ ] 12 MONTH DCA FUND --|--> 12 month DCA not    |
                      NO6MODCA03         |    currently available |         NO12MODCA03         |    currently available |
                                         --------------------------                             --------------------------

     (Selected in 6A) [ ] VARIABLE PORTFOLIO ___________________________________

     MONTHLY TRANSFER AMOUNT $__________________

     DESTINATION FUND(S) AND % TO ALLOCATE

     _____% ___________________________     _____% _____________________________
     _____% ___________________________     _____% _____________________________
     _____% ___________________________     _____% _____________________________
     _____% ___________________________     _____% _____________________________
     _____% ___________________________     _____% _____________________________
     _____% ___________________________     _____% _____________________________

                   100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)

APPVENL11                            Page 3 of 5                     0511:70213

                        Venture(R) 4 Series Application

7     AUTOMATIC REBALANCING

      If marked, the Contract Value, will be automatically rebalanced as indicated by the Variable Investment Allocations elected in the Initial Investment Allocations section of the application, unless subsequently changed. Initial Payment must be allocated to at least 2 variable investment options in order to participate in the Automatic Rebalancing.

      If the contract holder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing. NOTE: IF A LIVING BENEFIT RIDER IS ELECTED, THE CONTRACT VALUE MAY BE REALLOCATED TO PERCENTAGES THAT DIFFER FROM THE AUTOMATIC REBALANCING PERCENTAGES.

      Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly.

      [ ] Quarterly     [ ] Semi-Annually     [ ]Annually (December)
                           (June & December)

8     STATE DISCLOSURE

      Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      Pursuant to Section 3 of the Federal Defense of Marriage Act ("DOMA"), same sex-marriages, domestic partnerships and civil unions currently are not recognized for purposes of Federal law. Therefore, the favorable income-deferral options afforded by Federal tax law to an opposite-sex spouse under Internal Revenue Code Sections 72(s) and 401(a)(9) are currently not available to a same-sex spouse, domestic partner or civil union partner. Same-sex spouses, domestic partners or civil union partners who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses, domestic partners and civil union partners recognized by the Issue State remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

9     ACKNOWLEDGMENTS/SIGNATURES

      STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

      (a) [ ] YES [X] NO Is the annuitant or owner an active member of the U.S.
                         Armed Forces?

                         If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on www.jhannuitiesnewyork.com). This product is not specifically designed for or marketed to active duty military personnel. Applications not complying with our military sales procedures will not be accepted.

      (b) [ ] YES [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

      (c) [ ] YES [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

                         If you answered "Yes" to either questions b or c, Stage One of the Reg 60 should already be completed. Also, a Definition of Replacement Form is required.

                         ISSUING COMPANY: [ ] ANNUITY  [ ] LIFE INSURANCE

                         ____________________________   ________________________
                         Name of Issuing Company        Contract Number

SPECIAL INSTRUCTIONS:

Please use this space to name additional beneficiaries or to provide any additional instructions.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

APPVENL11                            Page 4 of 5                     0511:70213

                        Venture(R) 4 Series Application

     - I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS UNDER ONE OF THE FOLLOWING FORMATS:

          A. On compact disc (the "CD Prospectus"). I/We acknowledge that:

                    (i) I/we have access to a personal computer or similar device;

                    (ii) I/we have the ability to read the CD Prospectus using that technology; and

                    (iii) I/we understand that there may be costs associated
                          with using and maintaining that technology and I/we am/are willing to incur any such costs.

               I/We understand that a copy of the CD Prospectus may be retained indefinitely by printing it or saving a copy to a computer or similar device. I/we understand that this acknowledgement relates to my/our receipt of the CD Prospectus and that a printed paper copy of the Prospectus for this variable annuity will be sent to me/us with my/our Contract. I/we understand that Prospectus supplements, other amended/updated Prospectuses and other documents related to this variable annuity will be sent to me/us in printed paper format in the future, including the Prospectus that will be delivered with my/our Contract, unless I/we otherwise elect to receive such documents in electronic format. I/We understand that we also may request a current Prospectus for this variable annuity in printed paper format at any time, without charge, by calling 800-551-2078.

          B. In printed paper format.

     - I/We confirm a review of my/our investment objectives, tax, liquidity, and financial statuses was offered to me/us.

     - I/We have read the applicable fraud statement contained in the State Disclosures Section.

     - To the best of my knowledge and belief, the statements in this application are true and complete.

     - I/We am/are either a citizen or resident alien of the United States of America.

     - I/We understand that unless I/We elect otherwise, the Maturity Date will be the later of the first of the month following the Annuitant's 90th retirement plans may require distributions to begin by age
          70 1/2). Alternate Maturity Date________________.

     -    I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY
          THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

SIGN  OWNER:                        ________________________________________  _________________________  __________
HERE                                Signature                                 City, State (signed in)    Date

SIGN  CO-OWNER:                     ________________________________________  _________________________  __________
HERE                                Signature                                 City, State (signed in)    Date

SIGN  ANNUITANT:                    ________________________________________  _________________________  __________
HERE  (If different from owner)     Signature                                 City, State (signed in)    Date

SIGN  CO-ANNUITANT:                 ________________________________________  _________________________  __________
HERE  (If different from co-owner)  Signature                                 City, State (signed in)    Date

10   FINANCIAL ADVISOR INFORMATION

     A. CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

          [ ] YES  [ ] NO  Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

          [ ] YES  [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B.   OPTION  [ ] A  [ ] B1  [ ] B2  [ ] C  (If left blank, option will default to your firm's Selling
                                                Agreement.)

     C.   FINANCIAL ADVISOR (PRIMARY)

      __________ % __________________________________  ________________________  _______________________
      Percentage   Printed Name                        Telephone Number          State License ID

SIGN  _____________________________________  __________________________  ________________________________
HERE  Broker/Dealer Firm                     Broker/Dealer Rep Number    Email Address

      _________________________________________________________________
      Signature

      D. FINANCIAL ADVISOR (SECONDARY)

      __________ % __________________________________  ________________________  _______________________
      Percentage   Printed Name                        Telephone Number          State License ID

SIGN  _____________________________________  __________________________  ________________________________
HERE  Broker/Dealer Firm                     Broker/Dealer Rep Number    Email Address

      _________________________________________________________________
      Signature

APPVENL11                            Page 5 of 5                     0511:70213

                           Additional Considerations


AUTHORIZATIONS FOR TELEPHONE/ELECTRONIC TRANSACTIONS


FOR THE OPTIONS SELECTED BELOW, I authorize John Hancock to act on instructions given via telephone or electronically from any person who can furnish proper identification. By electing either option, you understand that John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, John Hancock and its employees will be held harmless for any claim, loss, liability, or expense.



   FUND TRANSFER: Provides properly identified persons, other than the owner,
   with the ability to request exchanges between available funds.               ACCEPT [ ]  DECLINE [ ]

   NOTE: OWNERS RECEIVE THIS PRIVILEGE AUTOMATICALLY.

   WITHDRAWAL AUTHORIZATION: Provides the owner, and other properly
   identified persons, with the ability to request withdrawals.                 ACCEPT [ ]   DECLINE [x] (default)


OTHER SPECIAL PROGRAMS OFFERED BY JOHN HANCOCK

The enrollment forms for the following Special Programs are located in the forms booklet or on www.jhannuities.com.


- INCOME MADE EASY              Systematic Withdrawal Program specially designed to work with our Guaranteed
                                Minimum Withdrawal Benefits.

- SYSTEMATIC WITHDRAWALS        Systematic Withdrawal Program for use without Guaranteed Minimum Withdrawal
                                Benefits accounts. (www.jhannuities.com only)

- RESTRICTED BENEFICIARY        Restrict the payout options for one or more of your designated beneficiaries.

- AUTOMATIC REBALANCING         Reallocate the value in your annuity on an established schedule so you maintain a predetermined investment mix among the variable funds. (www.jhannuities.com only)

- AUTOMATIC INVESTMENT PROGRAM  Periodically debits your bank account to make payments into this annuity contract.

                              Good Order Checklist

5 STEPS TO EXPEDITE YOUR ANNUITY BUSINESS

  1  IS THE POLICY BEING FUNDED WITH AN EXCHANGE,          A "1035 Exchange/Rollover/Transfer Form"*
     ROLLOVER OR TRANSFER?                                 is required.

  2  IS THE OWNER/CO-OWNER A TRUST OR ENTITY?              A "Certificate For Trust or Entity Ownership"*
                                                           form is required.

  3  DOES THE OWNER OR ANNUITANT OWN AN EXISTING           A State Replacement form* may be needed. See the
     ANNUITY CONTRACT OR LIFE INSURANCE POLICY?            list of applicable states in our Forms booklet.

  4  ARE THE STATES LISTED IN SECTIONS 2 AND 8 DIFFERENT?  An "Alternate Issue State Verification"* form is required.

  5  HAVE THE CONTRACT OWNER(S), ANNUITANT(S) AND          See sections 8 and 9.
     FINANCIAL ADVISOR(S) SIGNED AND DATED ALL OF THE
     REQUIRED PAPERWORK?

--------
*    Please see the business forms booklet or log on to www.jhannuities.com.

APPVENL11-CL                                                          0511:70213